UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report April 21, 2005

                          WILLIS GROUP HOLDINGS LIMITED
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Bermuda
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                 (State or Other Jurisdiction of Incorporation)

                      001-16503                          98-0352587
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              (Commission File Number)        (IRS Employer Identification No.)

                            c/o Willis Group Limited
                               Ten Trinity Square
                            London EC3P 3AX, England
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                    (Address of Principal Executive Offices)

                               (44) (20) 7488-8111
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

On April 21, 2005, the Compensation Committee of the Board of Directors of Willis Group Holdings Limited (the "Company") amended the Company's 2001 Share Purchase and Option Plan (the "Plan") to restrict the maximum number of shares of the Company's Common Stock that may be issued, sold or otherwise distributed pursuant to the Plan as Restricted Shares, Purchase Shares or other Share Based Grants to 3,500,000 shares.

Reference is made to the Plan, effective April 21, 2005, a copy of which is filed as Exhibit 10.20 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 9.01     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

a)       Financial Statements of Business Acquired:  None

b)       Pro Forma Financial Information:  None

c)       Exhibits:

         10.20 Willis Group Holdings Limited 2001 Share Purchase and Option effective April 21, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           WILLIS GROUP HOLDINGS LIMITED


Date:  April 21, 2005                      By:    /s/ William P. Bowden, Jr.
                                                  ------------------------------
                                           Name:      William P. Bowden, Jr.
                                           Title:     General Counsel